                                                                     EXHIBIT 4.1



                       [LOGO OF CYSIVE, INC. APPEARS HERE]


     NUMBER                                                      SHARES

                                  CYSIVE, INC.


  SEE REVERSE FOR CERTAIN DEFINITIONS                            CUSIP


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

     This Certifies that





     is the owner of


fully paid and non-assessable shares of common stock, par value $0.01 per share, of

                                  Cysive, Inc.
                  (hereinafter called the "Corporation"), a Delaware Corporation, transferable upon the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated:

                       [SEAL OF CYSIVE, INC. APPEARS HERE]


         /s/ John R. Lund                   /s/ Nelson A. Carbonell, Jr.

      SECRETARY AND TREASURER                       PRESIDENT
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COUNTERSIGNED AND REGISTERED
                           [FIRST UNION NATIONAL BANK]
                           TRANSFER AGENT AND REGISTRAR

BY


                                                            AUTHORIZED SIGNATURE




     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  - as tenants in common
     TEN ENT  - as tenants by the entireties JT
     TEN      - as joint tenants with right of survivorship and not as
               tenants in common

       UNIF TRANSFER MIN ACT-                     Custodian
                             ---------------------         ---------------------
                                 (Cust)                        (Minor)

                             under Uniform Transfers to Minors
                             Act
                                --------------------------------
                                           (State)


    Additional abbreviations may also be used though not in the above list.


    For value received,______________________________ hereby sell(s), assigns and transfer(s) unto


  PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

---------------------------------------------

---------------------------------------------



    -----------------------------------------------------------------------
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)


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--------------------------------------------------------------------------------
                                                                          Shares
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of the capital stock represented by this certificate, and do(does) hereby irrevocably constitute and appoint
                                                                     , Attorney,
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to transfer the said shares on the books of the Corporation, with full power of substitution.


Dated _________________

                                              ----------------------------------
                                              Signature


                                              ----------------------------------
                                              Signature


Signature(s) Guaranteed:

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NOTE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME OF THE
STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.